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Exhibit 10.  Material Contracts.



  The Company's 1985 Stock Option Plan and 1985 Stock Bonus Plan are incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 27, 1985.

  The Rouse Company Deferred Compensation Plan for Outside
    Directors, dated as of January 1, 1986, is incorporated by reference from the Exhibits to the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1985.

  The Company's 1990 Stock Option Plan and 1990 Stock Bonus Plan are incorporated by reference from the Company's definitive proxy statement filed pursuant to Regulation 14A on April 12, 1990.

  The letter agreement, dated September 24, 1992, between the Company and Mathias J. DeVito, Chairman of the Board and Chief Executive of the Company, is incorporated by reference from the Exhibits to the Company's Form S-3 Registration Statement (No. 33-56646).

  The Amended and Restated Supplemental Retirement Benefit Plan of The Rouse
    Company, dated January 1, 1985; Amendment Number 1 to the Amended and Restated Supplemental Retirement Benefit Plan of The Rouse Company, dated September 24, 1992; and The Rouse Company Division Incentive Programs are incorporated by reference from the Exhibits to the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1992.

  All documents referred to above may be found in Commission file  number 0-
    1743.